Summary Prospectus    September 30, 2015
Voya Corporate Leaders 100 Fund
Class/Ticker: A/IACLX; B/IBCLX; C/ICCLX; I/IICLX; O/IOCLX; R/IRCLX; W/IWCLX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund's Prospectus and Statement of Additional Information, each dated September 30, 2015, and the audited financial statements on pages 12-34 of the Fund’s shareholder report dated May 31, 2015 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks to outperform the S&P 500® Index.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 34) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 106).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees[3]	%	0.48	0.48	0.48	0.48
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Other Expenses	%	0.20	0.20	0.20	0.08
Total Annual Fund Operating Expenses	%	0.93	1.68	1.68	0.56
Waivers and Reimbursements[4]	%	(0.12)	(0.03)	(0.25)	(0.07)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.81	1.65	1.43	0.49

Class		O	R	W
Management Fees[3]	%	0.48	0.48	0.48
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Other Expenses	%	0.20	0.20	0.20
Total Annual Fund Operating Expenses	%	0.93	1.18	0.68
Waivers and Reimbursements[4]	%	(0.03)	(0.03)	(0.12)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90	1.15	0.56
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense information has been restated to reflect current contractual rates.
3	The portion of the management fee attributable to the advisory services is 0.38% and the portion of the management fee attributable to the administrative services is 0.10%.
4	The adviser is contractually obligated to limit expenses to 0.90%, 1.65%, 1.45%, 0.65%, 0.90%, 1.15%, and 0.65% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through October 1, 2016. In addition, the adviser is contractually obligated to further limit expenses to 0.81%, 0.49% and 0.56% for Class A, Class I and Class W shares, respectively, through October 1, 2016. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.25% of the distribution fee for Class C shares through October 1, 2016. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$653	843	1,049	1,642
B	Sold	$668	827	1,110	1,785
	Held	$168	527	910	1,785
C	Sold	$246	505	889	1,966
	Held	$146	505	889	1,966
I	Sold or Held	$50	172	306	695
O	Sold or Held	$92	293	512	1,140
R	Sold or Held	$117	372	646	1,429
W	Sold or Held	$57	205	367	835
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the Standard & Poor's 100 Index (“Index”).
The Index, a subset of the S& P 500® Index, is a capitalization-weighted index based on 100 highly capitalized stocks for which options are listed. The Index measures large company U.S. stock market performance. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of June 30, 2015 ranged from $24.5 billion to $722.7 billion.
Equity securities include, but are not limited to, common and preferred stock, warrants and convertible securities.
The Fund also invests in derivatives, including, but not limited to, futures. The Fund typically uses derivatives to substitute for taking a position in the underlying asset.
The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Initially, the Index securities are equally weighted in the Fund's investment portfolio, meaning that the securities of an Index issuer would represent approximately 1% of the Fund's investment portfolio. This approach seeks to increase performance potential and tends to overweight undervalued securities.
If the value of the securities of a particular company appreciates more than 50% during a given quarter, these securities would be reduced to 1%. If the value of the securities of a particular company falls more than 30% during a calendar quarter, these securities will be sold.
The Fund's investment portfolio will be rebalanced quarterly to re-align the Fund's holdings to the 1% weightings. The Fund is not limited to either a “value” or “growth” style but will have a value bias.
The sub-adviser (“Sub-Adviser”) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate
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Summary Prospectus	Voya Corporate Leaders 100 Fund

as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Index Strategy    The index selected may underperform the overall market and the Fund might fail to track its target index. The correlation between the Fund and index performance may be affected by the Fund's expenses and the timing of purchases and redemptions of the Fund's shares. The Fund's actual holdings might not match the Index and the Fund's effective exposure to index securities at any given time may not equal 100%.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. In addition, because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
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Summary Prospectus	Voya Corporate Leaders 100 Fund

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 20.19% and Worst quarter: 3rd 2011, -14.73%
The Fund's Class A shares' year-to-date total return as of June 30, 2015: -0.06%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	6.83	14.20	N/A	9.88	06/30/08
After tax on distributions	%	6.59	13.90	N/A	9.60
After tax on distributions with sale	%	4.06	11.42	N/A	7.93
S&P 500® Index[1]	%	13.69	15.45	N/A	9.98
Class B before taxes	%	7.55	14.49	N/A	10.10	06/30/08
S&P 500® Index[1]	%	13.69	15.45	N/A	9.98
Class C before taxes	%	11.84	14.88	N/A	10.23	06/30/08
S&P 500® Index[1]	%	13.69	15.45	N/A	9.98
Class I before taxes	%	13.73	15.87	N/A	11.15	06/30/08
S&P 500® Index[1]	%	13.69	15.45	N/A	9.98
Class O before taxes	%	13.34	N/A	N/A	17.95	03/23/12
S&P 500® Index[1]	%	13.69	N/A	N/A	17.51
Class R before taxes	%	13.14	N/A	N/A	17.72	03/23/12
S&P 500® Index[1]	%	13.69	N/A	N/A	17.51
Class W before taxes	%	13.67	15.83	N/A	11.16	06/30/08
S&P 500® Index[1]	%	13.69	15.45	N/A	9.98
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Vincent Costa, CFA Portfolio Manager (since 06/08)	Steve Wetter Portfolio Manager (since 05/14)
Kai Yee Wong Portfolio Manager (since 05/14)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
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Summary Prospectus	Voya Corporate Leaders 100 Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Summary Prospectus	Voya Corporate Leaders 100 Fund

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SPRO-471161 (0915-093015)